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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  March 18, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-1, which will issue the Provident Bank Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1).


                            LEHMAN ABS CORPORATION
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     (Exact name of registrant as specified in its charter)


         Delaware              333-14293         13-3447441
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


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Item 5.  Other Events.
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Filing of Derived Materials.
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     Pursuant to Rule  424(b) under the Securities Act  of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Equity Loan Asset-Backed Certificates, Series 1997-1.

     In connection with the offering of the Provident Bank Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1, Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Incorporation of Certain Documents by Reference
-----------------------------------------------

     Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-3391). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1997-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     23.       The Consent of Coopers & Lybrand.

P    99.1.     The Derived Materials of Lehman Brothers, Inc.
               (Filed on Form SE dated March 18, 1997).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                    Martin Harding
                                    Managing Director




Dated:  March 18, 1997
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                                Exhibit Index
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Exhibit                                                Page
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     23.       The Consent of Coopers & Lybrand         5

P    99.1.     The Derived Materials of Lehman Brothers, Inc.
               (Filed on Form SE dated March 18, 1997).


               EXHIBIT 23:  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Prospectus Supplement, of our report dated January 22, 1996, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994 and for the three years ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts".



                              \s\  Coopers & Lybrand L.L.P.
                              --------------------------------------------
                                   Coopers & Lybrand L.L.P.

March 18, 1997
New York, New York